Exhibit 10.3

AMENDMENT NO. 1

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY

REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment No. 1 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System (the “Contract”) is entered into on this 6th day of August, 2010 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse—FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102—USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have entered on the date hereof into an Amendment No. 1 to the ATP relating to the purchase by Contractor of [***…***] relating to the [***…***] firm fixed price of the Work to be performed under the ATP and Contract;

WHEREAS, Purchaser and Contractor have engaged in discussions relating to changes they would like to incorporate in the Contract to implement the [***…***] in relation to Articles 1 and 4 of the Contract; and

WHEREAS, the Parties now desire to amend Articles 1 and 4 of the Contract in accordance with the terms and conditions provided for in this Amendment;

NOW, THEREFORE, in consideration of the payments to be made by Purchaser to Contractor under the Contract and ATP, and other valid consideration and the mutual covenants and agreements contained in the Contract and ATP, this Amendment, and intending to be legally bound, the Parties agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract, the ATP or any amendments thereto, as the case may be.

Article 2: The definition of [***…***] in Article 1.106 of the Contract is hereby deleted and replaced in its entirety by the following: [***…***]

Article 3: A new definition for [***…***] is added immediately following the definition of [***…***] in Article 1.106 of the Contract, with the rest of the definitions in Article 1 of the Contract accordingly re-numbered”

[***…***] means: (i) [***…***] and (ii) [***…***].

Article 4: Article 4.1 of the Contract “Base Contract Price” is hereby deleted and replaced in its entirety by the following:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY

REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

“4.1 Base Contract Price Prior to [***…***], the total price for the Work to be performed under this Contract shall include firm fixed price Euro and U.S. Dollar portions as follows:

Firm fixed price Euro portion:	€1,056,432,400

Firm fixed price U.S. Dollar portion:	$863,189,121

The firm fixed price U.S. Dollar portion includes an [***…***] for [***…***]. Such [***…***] includes a fixed price component of [***…***] and a time and materials portion expected to be [***…***]. If the price for this [***…***] is less or more than [***…***], the firm fixed price U.S. Dollar portion under this Contract shall be [***…***]. Contractor agrees and acknowledges that it shall endeavour on a reasonable efforts basis to [***…***], including the fixed price and time and materials portions thereof. The firm fixed price U.S. Dollar portion also includes an [***…***] purchase price for the [***…***] provided for in the ATP for purposes of addressing [***…***] associated with the firm fixed price Euro portion. If the actual price for purchase of [***…***], the firm fixed price U.S. Dollar portion under this Contract shall be [***…***].”

Article 5: Article 4.2.2(b) of the Contract [***…***] is hereby deleted and replaced in its entirety by the following: [***…***]

Article 6: Exhibit D of the Contract “Payment Plan” is hereby amended to incorporate the following Milestone:

M/S N° 003A

Milestone: [***…***]

Months after EDC: EDC + [***…***]

Planned date: [***…***]

USD$: [***…***]

Article 7: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ Thomas J. Fitzpatrick	/s/ Olivier Janin
Thomas J. Fitzpatrick	Olivier Janin

CFO	VP Trade Finance

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY

REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Iridium / Thales Alenia Space Confidential & Proprietary

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